SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2000

                                     0-14625
                            ------------------------
                            (Commission File Number)

                              TECH DATA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                                               NO. 59-1578329
----------------------------                                  ------------------
(State or other jurisdiction                                   (I.R.S. Employer
      of incorporation)                                      Identification No.)


                              5350 TECH DATA DRIVE
                              CLEARWATER, FL, 33760
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (727) 539-7429


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective June 21, 2000, the Board of Directors of Tech Data Corporation ("Tech Data" or the "Registrant") engaged the accounting firm of Ernst & Young LLP as independent public accountants for the Registrant for the year ending January 31, 2001. PricewaterhouseCoopers LLP ("PwC") was dismissed effective June 21, 2000. The change was recommended by management and approved by Tech Data's Audit Committee and Board of Directors.

(b) During the two most recent fiscal years and subsequent interim period preceding the date of this report there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events.

(c) The report of PwC on the financial statements of the Registrant for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Registrant has not consulted with Ernst & Young LLP during the last two years or subsequent interim period on either the application of accounting principles or type of opinion Ernst & Young LLP might issue on the Registrant's financial statements.

(e) The Registrant requested PwC furnish a letter addressed to the SEC stating whether PwC agrees with the above statements. A copy of this letter to the SEC, dated June 28, 2000, is filed as Exhibit 1 to this Form 8-K.

ITEM 7.  EXHIBITS

Exhibit 1 - Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, and in the capacity indicated.

JUNE 28, 2000
-------------
    (Date)


TECH DATA CORPORATION

BY: /s/ JEFFERY P. HOWELLS
    ----------------------
Jeffery P. Howells
Executive Vice President and
Chief Financial Officer



BY: /s/ JOSEPH B. TREPANI
    ---------------------
Joseph B. Trepani
Senior Vice President and
Corporate Controller